Exhibit 99.1

PETROSHARE CORP.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

MARCH 15, 2019

A special meeting of the shareholders of PetroShare Corp. (“we,” “our,” “us” or the “Company”) will be held at our executive office, 9635 Maroon Circle, Suite 400, Englewood, Colorado 80112 on March 15, 2019 at 2:00 p.m. Mountain Time. We have scheduled the special meeting for the following purpose:

(1)                                 To approve an amendment to our Articles of Incorporation to increase the amount of common stock that we are authorized to issue from 100,000,000 to 200,000,000 shares; and

(2)                                 To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on February 4, 2019 as the record date for the determination of the holders of our stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on our books at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof.

All shareholders are invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE—PAID PROXY CARD OR OTHERWISE RETURN YOUR PROXY IN A MANNER DESCRIBED IN THE ACCOMPANYING PROXY CARD. Any shareholder attending the meeting may revoke his proxy and vote in person, even if that shareholder has returned a proxy.

Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience by internet or telephone, or complete, sign and return the enclosed proxy card by mail. If you decide to attend the special meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (i) INTERNET; (ii) TELEPHONE, (iii) COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD BY MAIL, OR (iv) ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors
Englewood, Colorado
February 8, 2019	BILL M. CONRAD
Chairman of the Board of Directors

TABLE OF CONTENTS

Proxy Statement	1

Information About the Proxy Materials and the Special Meeting	1

Proposal One: Proposal for an Amendment to our Articles of Incorporation to Authorize Additional Shares	5

Security Ownership of Certain Beneficial Owners and Management	8

Where You Can Find More Information About Us	9

Householding of Proxy Materials	9

Other Matters	10

Annex A — Proposed Amendment to our Articles of Incorporation	A-1

i

PETROSHARE CORP.

PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS

MARCH 15, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of PetroShare Corp. (“we,” “our,” “us,” or the “Company”), to be voted at the special meeting of shareholders to be held at our executive office, 9635 Maroon Circle, Suite 400, Englewood, Colorado 80112 on March 15, 2019 at 2:00 p.m. Mountain Time, or at any adjournment or postponement of the meeting.

INFORMATION ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why did I receive these proxy materials?

Our board of directors is soliciting your proxy to vote at the special meeting because you are a shareholder of our Company as of the close of business on February 4, 2019, the record date, and are entitled to vote at the special meeting. These proxy materials were mailed to the shareholders on or about February 12, 2019.

What am I being asked to vote on at the special meeting?

You are being asked to vote upon a proposal to amend our Articles of Incorporation to increase the amount of common stock which we are authorized to issue from 100,000,000 to 200,000,000 shares.  You may also be asked to vote on any other matters that properly come before the special meeting.

What happens if additional matters are presented at the special meeting?

Other than the proposal to amend our Articles of Incorporation, we are not aware of any other business to be acted upon at the special meeting.  If you grant a proxy however, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the special meeting.

How do I obtain an additional set of proxy materials?

All shareholders may write or call us at the following address and telephone number to request an additional copy of these materials, including a proxy voting card:

PetroShare Corp.

9635 Maroon Circle, Suite 400

Englewood, CO  80112

Attn.:  Frederick Witsell, President

Email:  sami@petrosharecorp.com

Telephone:  (303) 500-1160

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Corporate Stock Transfer, Inc., you are a “shareholder of record” of those shares.  In that case, the Notice of Special Meeting and this proxy statement and any accompanying materials have been provided to you directly by us.  If your shares are held in a stock brokerage account, or by a bank or other holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Special Meeting and this proxy statement and any accompanying materials have been provided to you by your broker, bank or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank, or other holder of record to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

How do I vote?

You may vote using any of the following methods:

•                  By Internet:  If you are a shareholder of record, you can vote over the Internet by following the instructions on the proxy card.

•                  By telephone:  Many banks and brokerage firms participate in the Broadridge Financial Services Investor Communication Services on-line program.  The program provides eligible shareholders the opportuning to vote via the Internet or by telephone.  Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in Broadridge’s program.

•                  By Mail: You can vote by completing, signing and dating the enclosed proxy card or voting instruction card which you receive from your broker, and returning it in the prepaid envelope.

•                  At the Special Meeting:  Shareholders who attend the special meeting may vote in person.  You may also be represented by another person at the special meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or other holder of record and present it to the inspector of election with your ballot to be able to vote at the special meeting.

How many votes do I have?

Each shareholder is entitled to one vote for each share of common stock owned by them.

What can I do if I change my mind after I vote?

Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the special meeting and to vote in person.  However, the presence at the special meeting of a shareholder who has submitted a proxy does not in and of itself revoke a proxy.  If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•                  Giving written notice to the secretary of the Company before the vote is counted;

•                  Delivering a valid, later-dated proxy, or a later-dated vote by telephone, or on the Internet, in a timely manner; or

•                  Voting by ballot at the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other holder of record.

What is a broker non-vote?

If you are a beneficial owner who shares are held at record by a broker, you must instruct the broker how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote.  This is called a “broker non-vote”.  In these cases, the broker can register your shares as being present at the special meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under rules of New York Stock Exchange.  Your broker will not have discretionary authorization to vote on the proposal to amend our Articles of Incorporation so you must instruct your broker to vote if you want your vote counted.

What is a quorum for the special meeting?

A quorum is the minimum number of shares of our common stock that must be represented in person or by proxy to legally convene the special meeting.  Pursuant to our Articles of Incorporation and Bylaws, the presence in person or by proxy of the holders of stock representing at least one-third of the voting power of all shares of our stock issued and outstanding and entitled to vote at the special meeting is necessary to constitute a quorum.  Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.  As of the record date, February 4, 2019, there were 28,077,337 shares of our common stock issued and outstanding.

What is the voting requirement to approve the proposed amendment to our Articles of Incorporation?

The proposal to approve the amendment to our Articles of Incorporation will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

How will my shares be voted at the special meeting?

If you submit your proxy in the manner set forth above, the person or persons named as proxies will vote the shares represented by your proxy according to your instructions.  If you execute and return the proxy card but do not mark voting instructions on the proxy card, then the person or persons named as proxy will vote the shares in favor of the proposed amendment.

What is the deadline for voting my shares?

If you hold your shares as a shareholder of record, we must receive your vote by proxy before the polls close at the special meeting, except that proxies submitted over the Internet must be received by our transfer agent, Corporate Stock Transfer, Inc. on or before midnight, March 14, 2019.  If you hold your shares in street name, please follow the voting instructions provided by your broker, bank, or other record holder.

Who will count the votes?

Representatives of our transfer agent, Corporate Stock Transfer, Inc., will tabulate the votes cast by proxy.  An officer of our Company will act as the inspector of elections and count any votes that are cast at the meeting.

Where can I find the voting results of the special meeting?

We intend to announce preliminary voting results at the special meeting and will publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the special meeting.

How can I obtain the Company’s corporate governance information?

The following information is available in print to any shareholder who requests it:

•                  The Articles of Incorporation, as amended;

•                  The Bylaws of the Company, as amended;

•                  The Charter of any committee of the Board of Directors; and

•                  Our Code of Business Conduct and Ethics.

Who will answer any other questions that I may have?

If you have any other questions about the special meeting, how to vote or revoke your proxy, or any other matters discussed herein, please contact us at the address provided above in answer to the question “How may I obtain additional proxy materials?”

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY BY INTERNET OR TELEPHONE OR RETURN THE PROXY BY MAIL PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

PLEASE SEND AN EMAIL TO THE COMPANY CONTACT PERSON IDENTIFIED ABOVE IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON.

PROPOSAL FOR AN
AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO AUTHORIZE ADDITIONAL SHARES

(Proposal 1 on Proxy Card)

Our Articles of Incorporation currently authorize the issuance of 100,000,000 shares of common stock, par value $0.001 per share, which we refer to as the “Common Stock”. On January 31, 2019, our board of directors adopted a resolution to amend the Articles of Incorporation, subject to shareholder approval, to increase the number of authorized shares of our Common Stock to 200,000,000 shares. Our board of directors recommends that the shareholders approve this amendment.

If approved, the amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.01 per share (the “Preferred Stock”), which is 10,000,000 shares. Currently, there are no shares of Preferred Stock issued and outstanding.

The following table illustrates the number of shares either outstanding or reserved for issuance in the future under existing obligations, as well as the effect the proposed amendment would have on the number of shares of Common Stock available for issuance, if approved by our shareholders, excluding any shares to be issued in connection with the non-binding terms sheet described in the next section:

	As of February 8, 2019	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	100,000,000	200,000,000
Outstanding shares of Common Stock	28,077,337	28,077,337
Shares of Common Stock authorized for future issuance under the Company’s equity incentive plan	4,503,300	4,503,300
Shares of Common Stock reserved for issuance under outstanding options under the equity incentive plan(1)	5,037,000	5,037,000
Shares of Common Stock reserved for issuance under other outstanding options(2)	13,513,514	13,513,514
Shares of Common Stock reserved for issuance under outstanding warrants(3)	9,088,996	9,088,996
Shares of Common Stock reserved for issuance under convertible debt instruments(4)	23,489,786	23,489,786
TOTAL OUTSTANDING SHARES OF COMMON STOCK, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING OPTIONS, SHARES OF COMMON STOCK AUTHORIZED FOR FUTURE ISSUANCE UNDER OUR EQUITY INCENTIVE PLAN AND SHARES RESERVED FOR OTHER FUTURE ISSUANCE	83,709,933	83,709,933
SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	16,290,067	116,290,067

(1)         The options have a weighted-average exercise price of $0.79 per share.

(2)         Represents shares that may be issued to the lenders under a secured credit agreement at a minimum exercise price of $1.85 per share.

(3)         The warrants have a weighted-average exercise price of $2.35 per share.

(4)         The debt is convertible at a weighted-average conversion price of $1.46 per share.

As indicated in the table above, only 16,290,067 shares of our authorized common stock are not outstanding or specifically reserved for future issuances. Therefore, our board of directors believes it is in the best interests of the Company and our shareholders to increase our authorized shares of Common Stock in order to have additional shares available for use as our board of directors deems appropriate or necessary, including having shares available to raise capital. As such, the primary purpose of the proposed amendment is to provide us with greater flexibility with respect to managing our Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our board of directors. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, establishing a strategic relationship with a corporate partner and acquisition transactions. Please see the discussion in the subsection immediately below regarding one possible use of the potential increase in the available amount of Common Stock.

Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, including the possible transaction described below, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in our capitalization. Our board of directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Non-Binding Term Sheet for Issuance of Additional Common Stock

On January 25, 2019, we executed a non-binding term sheet with Providence Energy Ltd., which we refer to as Providence, and the two lenders under our secured credit agreement dated February 1, 2018. We refer to Providence and the two lenders as the Prospective Buyers.  An affiliate of Providence is the beneficial owner of approximately 11.6% of our outstanding Common Stock and each of the lenders, one of which is also an affiliate of Providence, is deemed to be the beneficial owner of 25% of our Common Stock by virtue of their right to convert the secured loan into shares of our Common Stock.

As proposed in the term sheet, the Prospective Buyers would invest up to $10 million to purchase Common Stock in our Company.  The proposed purchase price would be the lesser of (i) $0.40 per share, or (ii) the trailing 21-day volume-weighted average price of our Common Stock on the OTCQB.  At a price of $0.40 per share, the proposed purchase and sale for the entire $10,000,000, of which there is no assurance, would require the issuance of an additional 25,000,000 shares of Common Stock. The term sheet is an expression of interest only, is not binding on the parties, and is subject to several conditions, including negotiation and execution of definitive agreements and an extension of certain outstanding unsecured promissory notes.

In addition to the equity investment, the Prospective Buyers proposed to extend the maturity date of the secured credit facility and to grant a moratorium on the interest that would be due under the facility for a period of one year.  If extended as proposed in the term sheet, repayment of the amounts due under the facility would be due February 1, 2021.  The interest rate moratorium would defer approximately $4 million of interest that would otherwise be due during the one year following closing of an agreement.  In exchange for extension of the maturity date and the interest moratorium, the term sheet provides that we would issue the lenders warrants to purchase 9,400,000 shares of our Common Stock at an exercise price of $0.01 per share.  If the financing is completed and the extension and interest moratorium are completed as proposed, Providence and its affiliates could beneficially own as much as 65% of our outstanding Common Stock, including all shares underlying securities that are immediately convertible into our Common Stock.

The term sheet also provides that if the financing and other provisions of the non-binding agreement are consummated, the Prospective Buyers would have the right to appoint a majority of our board of directors. The sale of the Common Stock to the Prospective Buyers would result in substantial dilution in the voting power of the existing shareholders and their rights to share in any remaining assets of our Company in the event of a liquidation.

If the conditions contained in the term sheet can be satisfied, our board of directors believes that the proposed financing and loan extension would be in the best interests of our Company and our shareholders.  The financing would provide us with additional liquidity to satisfy our outstanding obligations and potentially, additional drilling capital.

Effect of Approval of Proposed Amendment

The additional 100,000,000 shares of Common Stock authorized for issuance pursuant to the proposed amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Specifically, upon issuance, each share of common stock would be entitled to one vote, would be entitled to receive dividends only if declared by our board of directors and would not be entitled to preemptive rights. Because we could issue a significant number of shares in connection with future financings if we increase our authorized stock, it is possible that a change of control of our Company could occur without the Company presenting such a proposal to our shareholders for approval. In addition, the issuance of additional stock with the approval of our board of directors would serve to dilute the voting and ownership interest of existing shareholders.

The proposed amendment will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, including any Common Stock that might be issued under the non-binding term sheet. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on any earnings per share, our book value per share and the voting power and interest of current shareholders.

Our board has not proposed the proposed amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a poison pill plan.

If our shareholders approve this proposal, then Section A of Article V of our Articles of Incorporation, entitled “Classes of Stock,” will be deleted and replaced in its entirety to read as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares.  Of that amount, 200,000,000 shares shall be Common Stock, par value $0.001 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance.”

See Annex “A” for the complete text of the proposed Amendment.

If the proposed amendment is approved by shareholders, all other sections of the Articles of Incorporation would be maintained in their current form. The proposed amendment would become effective upon the filing of Articles of Amendment to our Articles of Incorporation with the Secretary of State of the State of Colorado, which we would do promptly after the special meeting. In the event that the proposed amendment is not approved by our shareholders at the special meeting, the current Articles of Incorporation, as currently amended, would remain in effect in their entirety. Our board of directors reserves the right, notwithstanding shareholder approval of the proposed amendment and without further action by our shareholders, not to proceed with the proposed amendment at any time before it becomes effective.

Dissenters’ Rights of Appraisal

Under Colorado law, shareholders are not entitled to appraisal rights with respect to the proposed amendment, and we will not independently provide our shareholders with any such right.

Board Recommendation

Our board of directors recommends a vote FOR the approval of the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000.

SECURITY OWNERSHIP OF MANAGEMENT AND

OTHER BENEFICIAL OWNERS

As of February 4, 2019, there were a total of 28,077,337 shares of our common stock outstanding, our only class of voting securities currently outstanding. The following table describes the beneficial ownership of our voting securities by: (i) each of our executive officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known us to own beneficially more than 5% of our common stock. Unless otherwise stated, the address of each of the individuals is our address, 9635 Maroon Circle, Suite 400, Englewood, Colorado 80112.

In calculating the percentage ownership for each shareholder, we assumed that any options, warrants, or convertible securities owned by an individual and exercisable or convertible within 60 days are exercised or converted, but not the options, warrants, or convertible promissory notes owned by any other individual.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage (%)
Bill M. Conrad(1)	2,318,907	(2)	8.1
Stephen J. Foley(1)	2,301,307	(2)	8.0
Frederick J. Witsell(1)	3,883,485	(3)	13.3
Paul D. Maniscalco(1)	471,259	(4)	1.7
William B. Lloyd(1)	1,303,573	(5)	4.5
William R. Givan(1)	450,120	(6)	1.6
Jon B. Kruljac(1)	1,297,673	(7)	4.4
Scott C. Chandler(1)	228,394	(8)	*
James H. Sinclair(1)(9)	276,907	(10)	1.0
Douglas R. Harris(1)	243,573	(11)	*
Michael Allen(1)	12,675,526	(12)	33.8
Joseph Drysdale(1)	9,425,526	(13)	25.1
Cullen Schaar(1)	50,000	(15)	*
Providence Energy Operators, LLC(14) 16400 Dallas Parkway, Dallas, Texas 75248	3,250,000		11.6
Providence Wattenberg, LP(16) 16400 Dallas Parkway, Dallas, Texas 75248	9,375,526	(18)	25.0
5NR Wattenberg, LLC(17) 164009 Dallas Parkway, Dallas, Texas 75248	9,375,526	(18)	25.0

All officers and directors as a group (13 persons)	12,925,198	(19)	38.2

*                                         Less than one percent.

(1)                                 Officer or director of PetroShare.

(2)                                 Includes (i) 500,000 shares of common stock underlying options which are currently exercisable, (ii) 66,666 shares underlying warrants that are currently exercisable and (iii) 66,667 shares of common stock which may be currently issued upon conversion of notes.

(3)                                 Includes (i) 1,000,000 shares of common stock underlying options which are presently exercisable, (ii) 56,666 shares underlying warrants that are currently exercisable and (iii) 45,001 shares of common stock which may be currently issued upon conversion of notes.

(4)                                 Includes (i) 250,000 shares of common stock underlying options which are presently exercisable, (ii) 100,000 shares underlying options that vest within 60 days, (iii) 33,333 shares underlying warrants that are currently exercisable, (iv) 26,667 shares of common stock which may be currently issued upon conversion of notes.

(5)                                 Includes (i) 965,000 shares of common stock underlying options which are presently exercisable, (ii) 66,666 shares underlying warrants that are currently exercisable and (iii) 33,333 shares of common stock which may be currently issued upon conversion of notes.

(6)                                 Includes (i) 250,000 shares of common stock underlying options which are presently exercisable, (ii) 100,000 underlying options that vest within 60 days, (iii) 33,333 shares underlying warrants that are currently exercisable and (iv) 20,000 shares of common stock which may be currently issued upon conversion of notes.

(7)                                 Includes (i) 800,000 shares of common stock underlying options which are presently exercisable, (ii) 227,691 shares underlying warrants that are currently exercisable, and (iii) 66,667 shares which may be currently issued upon conversion of notes.

(8)                                 Includes (i) 25,000 shares of common stock underlying options which are presently exercisable, (ii) 16,667 shares underlying warrants that are currently exercisable and (iii) 8,333 shares of common stock which may be currently issued upon conversion of notes.

(9)                                 James H. Sinclair disclaims any beneficial ownership of shares of common stock owned by Providence Energy Operators, LLC, or Providence.

(10)                          Includes (i) 25,000 shares of common stock underlying options which are presently exercisable, (ii) 66,666 shares underlying warrants that are currently exercisable and (iii) 66,667 shares of common stock which may be currently issued upon conversion of notes.

(11)                          Includes (i) 25,000 shares of common stock underlying options which are presently exercisable, (ii) 66,666 shares underlying warrants that are currently exercisable and (iii) 33,333 shares of common stock which may be currently issued upon conversion of notes.

(12)                          Includes 25,000 shares of common stock underlying options which are presently exercisable.  Also includes 3,250,000 owned by Providence Energy Operators, LLC and 9,357,526 shares beneficially owned by Providence Wattenberg, LP, over which the reporting person shares voting and investment power.

(13)                          Includes 9,375,526 shares beneficially owned by 5NR Wattenberg, LLC, over which the reporting person exerts voting and investment power.

(14)                          PEC E&P, LLC, a Texas limited liability company whose address is 16400 Dallas Parkway, Dallas, Texas, 75248, (i) is the managing member of Providence, (ii) has voting and investment control of the securities owned by Providence, and (iii) should be considered a beneficial owner of the shares of common stock owned by Providence.

(15)                          Includes 25,000 shares of common stock underlying options that are presently exercisable.

(16)                          Providence Wattenberg GP, LLC, a Texas limited liability company, whose address is 16400 Dallas Parkway, Dallas, Texas, 75248, (i) is the general partner of Providence Wattenberg, LP, (ii) has management and investment control of the securities owned by Providence Wattenberg, LP, and (iii) should be considered a beneficial owner of any securities owned or held by Providence Wattenberg, LP.

(17)                          5NR Wattenberg LLC is a Texas limited liability company with an address at 16400 Dallas Parkway, Dallas, Texas, 75248.  Joseph Drysdale as the manager of the reporting person, exercises voting and investment control over these securities.

(18)                          Includes (i) 750,000 shares underlying warrants which are currently exercisable and (ii) 8,625,526 shares which may be currently issued upon conversion of outstanding notes.

(19)                          Includes (i) 4,415,000 shares of common stock underlying options which are presently exercisable, (ii) 200,000 shares underlying options that vest within 60 days, (iii) 701,020 shares underlying warrants that are currently exercisable, and (iv) 433,335 shares of common stock which may be currently issued upon conversion of notes.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We voluntarily comply with certain informational requirements of the Securities Exchange Act of 1934, as amended, and file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.  You may also find the reports that we file with the SEC through a link on our website, http://www.petrosharecorp. com.

Our common stock is listed on the OTCQB of OTCLink under the symbol “PRHR.”

“HOUSEHOLDING” OF PROXY MATERIALS

When multiple shareholders have the same address, we and intermediaries such as banks and brokers are permitted to deliver a single copy of certain proxy materials to them. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may for shareholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the Notice or proxy materials to your address, householding will continue until you are notified otherwise or instruct your broker otherwise. If, at any time, you would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another shareholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We will promptly deliver to a shareholder who received one copy of the Notice or proxy materials as a result of householding a separate copy upon the shareholder’s written or oral request directed to PetroShare Corp., 9635 Maroon Circle, Suite 400, Englewood, Colorado 80112.

OTHER MATTERS

Our board of directors knows of no other business to be presented at the special meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

Englewood, Colorado
February 8, 2019	BILL M. CONRAD
Chairman of the Board of Directors

Annex A

PETROSHARE CORP.

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, Section 7-110-106 of the Colorado Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                                      The name of the Corporation is PetroShare Corp. (the “Corporation”)

2.                                      The Board of Directors and shareholders of the Corporation have approved and duly adopted the following amendment to the Articles of Incorporation (“Articles”).

3.                                      ARTICLE V, Section A of the Articles is hereby amended to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares.  Of that amount, 200,000,000 shares shall be Common Stock, par value $0.001 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance.”

4.                                      With the foregoing exception, no other changes are made to the Articles.

Dated this      day of          , 2019.

PETROSHARE CORP.,
a Colorado corporation

By:
Frederick J. Witsell, President and Secretary

A-1

PROXY	PETROSHARE CORP.	PROXY

9635 Maroon Circle, Suite 400; Englewood, CO 80112

SPECIAL MEETING OF SHAREHOLDERS — MARCH 15, 2019
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes any and all previous proxies granted and appoints Stephen J. Foley or Bill M. Conrad as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the special meeting of shareholders of PetroShare Corp. (the “Company”) to be held on March 15, 2019 at 2:00 p.m. Mountain time, at 9635 Maroon Circle, Suite 400, Englewood, Colorado 80112, or any adjournments thereof, to vote, as designated below, the shares of common stock of the Company standing in the name of the undersigned, or such shares of common stock of the Company as the undersigned may otherwise be entitled to vote on the record date with all powers the undersigned would possess if personally present at the meeting, with respect to the matters set forth below and described in the Notice of the special meeting of shareholders, and the accompanying Proxy Statement of the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Proposal 1 — To approve an amendment to the Company’s Articles of Incorporation to increase the authorized amount of common stock from 100,000,000 to 200,000,000 shares

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR Proposal 1.

Proposal 2 — To approve any other matters that come before the Special Meeting in the discretion of the Proxy

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR Proposal 2.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE PROXY HOLDER IS AUTHORIZED TO VOTE IN HIS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

Dated:	, 2019

Signature

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Signature (Joint Owners)

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Address Changes/Comments:

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate whether you plan to attend this meeting: ☐